SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 3, 2003

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                 --------------
                 (State or Other Jurisdiction of Incorporation)


       1-13290                                          95-4479735
      ----------                                      --------------
(Commission File Number)                    (IRS Employer Identification Number)


                     11100 Santa Monica Boulevard, Suite 300
                          Los Angeles, California 90025
                      -------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's telephone number, including area
                               code: 310-479-5200

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                           Index of Exhibits on Page 2



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Item 7. Financial Statements and Exhibits


(a)  Financial Statements

     Not Applicable

(b)  Pro Forma Financial Information

     Not Applicable

(c)  Exhibits

     99.1 Press Release Dated November 3, 2003

Item 9. Regulation FD Disclosure

     On November 3, 2003, we announced the third quarter 2003 operating results. A copy of the press release is furnished to the United States Securities and Exchange Commission (the "Commission") with this current report on Form 8-K as an exhibit. The information in this current report is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the Commission in Release No. 34-47583.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 3, 2003                    THE SPORTS CLUB COMPANY, INC.



                                           By:      /s/  Timothy M. O'Brien
                                               --------------------------------
                                                        Timothy M. O'Brien
                                                        Chief Financial Officer



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                                                                   EXHIBIT 99.1



                                  NEWS RELEASE



For Immediate Release                     CONTACT: Timothy O'Brien
                                                   Chief Financial Officer
                                                   The Sports Club Company, Inc.
                                                   (310) 479-5200




                     THE SPORTS CLUB COMPANY, INC. ANNOUNCES
             OPERATING RESULTS FOR THE THIRD QUARTER AND NINE MONTHS
                            ENDED SEPTEMBER 30, 2003


LOS ANGELES, CA (November 3, 2003) - The Sports Club Company, Inc. (AMEX:SCY) today announced financial results for the third quarter and nine months ended September 30, 2003.

Revenues for the quarter ended September 30, 2003 were $31,727,000 compared to $30,195,000 for the quarter ended September 30, 2002, an increase of $1,532,000 or 5.1%. EBITDA(1) for the quarter ended September 30, 2003 decreased 16.2 % to $2,182,000, compared to $2,603,000 for the quarter ended September 30, 2002, a decrease of $421,000. The EBITDA decrease was the result of higher workers' compensation insurance and increased costs such as utilities, insurance, common area maintenance and property taxes related to Club facilities. The net loss attributable to common shareholders for the quarter ended September 30, 2003 was $5,618,000 or $0.31 per basic and diluted share, compared to a net loss attributable to common shareholders for the quarter ended September 30, 2002 of $3,882,000 or $0.21 per basic and diluted share. The 2003 loss includes $901,000 of pre-opening expenses related to the development of The Sports Club/LA - Beverly Hills. The weighted average number of basic and diluted shares outstanding for the quarter ended September 30, 2003 was 18,370,000 shares compared to 18,096,000 shares for the quarter ended September 30, 2002.



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Revenues  for the  nine  months  ended  September  30,  2003  increased  6.9% to
$96,311,000, compared to $90,109,000 for the nine months ended September 30, 2002, an increase of $6,202,000. EBITDA(1) for the first nine months of 2003 increased 31.5% to $7,415,000, compared to $5,639,000 for the first nine months of 2002, an increase of $1,776,000. The net loss attributable to common shareholders for the nine months ended September 30, 2003 was $14,683,000 or $0.80 per basic and diluted share, compared to a net loss attributable to common shareholders for the nine months ended September 30, 2002 of $13,433,000 or $0.74 per basic and diluted share. The 2003 loss includes $1,677,000 of pre-opening expenses related to the development of The Sports Club/LA - Beverly Hills. The weighted average number of basic and diluted shares outstanding for the nine months ended September 30, 2003 was 18,286,000 shares compared to 18,073,000 shares for the nine months ended September 30, 2002.

The Sports Club Company will host a conference call on Tuesday, November 4, 2003 at 8:30 A.M. (PST). As part of this conference call, management will discuss operating results for the quarter and nine months ended September 30, 2003, the status of the Company's new developments and other corporate matters. Parties should dial (800) 240-6709 to participate. There will also be a replay available starting Tuesday, November 4, 2003, after 10:00 A.M. (PST), which can be accessed until Tuesday, November 18, 2003. The number for the replay is (800) 405-2236 with the pass code 557822#.

This press release contains forward-looking statements under the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such statements include the words "will," "expects," "anticipates," "believes," "estimates," "intends," "plans" and similar expressions. Such forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that could cause actual results to be materially different from those currently anticipated. Such factors are outlined in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission.

The Sports Club Company, based in Los Angeles, California currently operates nine luxury sports and fitness facilities nationwide under the brand name The Sports Club/LA.
-----------------

(1) EBITDA is calculated by adding income tax provision (benefit), net interest expense, depreciation/amortization, pre-opening expenses and non-recurring items, to net loss. We have included EBITDA data because management believes that this measure is useful to an investor to evaluate our ability to service debt and to assess our earnings ability. However, these items should not be considered in isolation or as substitutes for net income, cash flows from (used in) operating activities or other statement of operations or cash flows data prepared in accordance with generally accepted accounting principles. These measures are not necessarily comparable to similarly titled measures employed by other companies. A reconciliation of net cash used in operating activities to net loss and EBITDA is provided in the tables accompanying this press release.

                               -Tables to Follow-


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                          THE SPORTS CLUB COMPANY, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                    September 30, 2003 and December 31, 2002
                             (Amounts in thousands)
                                   (Unaudited)


                                                                                   September 30,        December 31,
                                    ASSETS                                             2003                 2002
                                                                                       ----                 ----

Current assets:
  Cash and cash equivalents                                                     $         2,507       $         3,185
  Accounts receivable, net of allowance for doubtful accounts                             3,434                 3,951
  Other current assets                                                                    2,194                 2,317
                                                                                 ---------------       ---------------
Total current assets                                                                      8,135                 9,453

Property and equipment, at cost, net of accumulated
    depreciation and amortization                                                       156,246               156,630
Restricted cash                                                                           4,427                   227
Costs in excess of net assets acquired, less applicable amortization                     12,794                12,794
Other assets, at cost, net                                                                8,368                 7,282
                                                                                ---------------       ---------------
                                                                                $       189,970       $       186,386
                                                                                ===============       ===============



LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Current installments of notes payable                                         $        2,297       $         2,158
  Accounts payable and accrued liabilities                                              13,001                15,202
  Deferred membership revenues                                                          18,227                18,231

Notes payable, less current installments                                               120,169               101,882
Other long-term liabilities                                                              9,286                 8,907
                                                                                ---------------       --------------
     Total liabilities                                                                 162,980               146,380

Commitments and contingencies

Redeemable preferred stock                                                              11,503                10,727

Shareholders' equity:
  Common stock                                                                             211                   211
  Preferred stock                                                                        5,000                 5,000
  Additional paid-in capital                                                           101,185               101,961
  Accumulated deficit                                                                  (76,343)              (62,709)
  Less: treasury stock, at cost                                                        (14,566)              (15,184)
                                                                                ---------------       ---------------
     Net shareholders' equity                                                           15,487                29,279
                                                                                ---------------       ---------------
                                                                                $      189,970       $       186,386
                                                                                ===============       ===============

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                          THE SPORTS CLUB COMPANY, INC.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  (Amounts in thousands, except per share data)
                                   (Unaudited)

                                                       Three-months ended                  Nine-months ended
                                                          September 30,                      September 30,
                                                          -------------                      -------------
                                                     2003              2002             2003              2002
                                                     ----              ----             ----              ----

Revenues                                        $      31,727    $      30,195     $      96,311    $      90,109

Operating expenses:
    Direct                                             26,491           24,524            79,198           74,935
    General and administrative                          1,950            1,944             5,919            5,755
    Selling                                             1,066            1,086             3,666            3,667
    Depreciation and amortization                       2,991            2,937             8,920            8,945
    Pre-opening expenses                                  901               --             1,677              130
                                              ---------------    ---------------   ---------------   --------------
       Total operating expenses                        33,399           30,491            99,380           93,432
                                              ---------------    ---------------   ---------------   --------------
          Loss from operations                         (1,672)            (296)           (3,069)          (3,323)

Other income (expense):
    Net interest expense                               (3,502)          (3,305)          (10,037)         (10,032)
    Minority interests                                    (38)             (38)             (113)            (113)
    Non-recurring gain                                     --               97                --              127
                                              ---------------    ---------------   ---------------   --------------


      Loss before income taxes                        (5,212)           (3,542)          (13,219)         (13,341)

Income tax provision (benefit)                            55                76               415             (445)
                                              ---------------    ---------------   ---------------   --------------

      Net loss                                        (5,267)           (3,618)          (13,634)         (12,896)

Dividends on preferred stock                              351              264             1,049              537
                                              ---------------    ---------------   ---------------  ---------------

       Net loss attributable to common
       shareholders                             $     (5,618)   $       (3,882)   $      (14,683)  $      (13,433)
                                              ===============    ===============   ===============  ===============

Net loss per share:
   Basic                                      $        (0.31)   $        (0.21)   $        (0.80)  $        (0.74)
                                              ===============     ==============   ===============  ===============
   Diluted                                    $        (0.31)   $        (0.21)   $        (0.80)  $        (0.74)
                                              ===============     ==============   ===============  ===============

Weighted average shares outstanding:
   Basic                                              18,370             18,096           18,286           18,073
                                              ===============     ==============   ===============  ===============
   Diluted                                            18,370             18,096           18,286           18,073
                                              ===============    ===============   ===============  ===============




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                          THE SPORTS CLUB COMPANY, INC.
             RECONCILIATION OF NET CASH USED IN OPERATING ACTIVITIES
                             TO NET LOSS AND EBITDA
                             (Amounts in thousands)
                                   (Unaudited)

                                                                      Three-months ended                  Nine-months ended
                                                                        September 30,                       September 30,
                                                                        --------------                      -------------
                                                                   2003               2002              2003               2002
                                                                   ----               ----              ----               ----
Net loss                                                    $      (5,267)    $       (3,618)  $       (13,634)     $      (12,896)
    Net interest expense                                            3,502              3,305            10,037              10,032
    Income tax provision (benefit)                                     55                 76               415                (445)
    Depreciation and amortization                                   2,991              2,937             8,920               8,945
    Non-recurring gain                                                 --                (97)               --                (127)
    Pre-opening expenses                                              901                 --             1,677                 130
                                                          ---------------    ---------------   ---------------     ---------------
EBITDA                                                      $       2,182    $         2,603   $         7,415      $        5,639
    Interest payment                                               (6,120)            (5,810)          (12,075)            (11,803)
    Changes in working capital items and other                      2,387                232              (949)                546
                                                          ---------------    ---------------   ----------------    ---------------
Net cash provided by (used in) operating activities         $      (1,551)   $        (2,975)  $        (5,609)     $       (5,618)
                                                          ================   ================  ================    ================



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